LIMITED POWER OF ATTORNEY
       FOR SECTION 13 AND SECTION 16 REPORTING

       KNOW ALL PERSONS BY THESE PRESENTS, that the

undersigned hereby makes, constitutes and appoints

Suzanne Steimel, Tom Fritsch and Earle Goldin, and each

of them, as the undersigned's true and lawful attorneys-

in-fact, with full power of substitution and

resubstitution, each with the power to act for the

undersigned and in the undersigned's name, place and

stead, in any and all capacities to:

       (i) prepare, execute in the undersigned's name and

on the undersigned's behalf, and submit to the United

States Securities and Exchange Commission (the "SEC") a

Form ID (and all amendments thereto), and any other

documents necessary or appropriate to obtain codes and

passwords enabling the undersigned to make electronic

filings with the SEC of reports required by Section 13 or

Section 16(a) of the Securities Exchange Act of 1934, as

amended (the "Exchange Act"), or any rule or regulation

thereunder;

       (ii) prepare, execute in the undersigned's name

and on the undersigned's behalf, and submit to the SEC:

(a) Forms 3, 4 and 5 (and all amendments thereto) in

accordance with Section 16(a) of the Exchange Act, and

the rules and regulations thereunder; (b) statements on

Schedules 13D and 13G (and all amendments thereto) in

accordance with Section 13 of the Exchange Act, and the

rules and regulations thereunder; and (c) Form 144 (and

all amendments thereto) under Rule 144 of the Securities

Act of 1933, as amended (the "Securities Act");

       (iii) do and perform any and all acts for and on

behalf of the undersigned which may be necessary or

desirable to complete and execute any such Forms 3, 4 or

5, statements on Schedules 13D or 13G or Form 144, and

complete and execute any amendment or amendments thereto,

and timely file such forms or statements with the SEC and

any stock exchange or similar authority;

       (iv) take any other action of any type whatsoever

in connection with the foregoing which, in the opinion of

such attorneys-in-fact, may be of benefit to, in the best

interest of, or legally required by, the undersigned, it

being understood that the documents executed by such

attorneys-in-fact on behalf of the undersigned pursuant

to this Limited Power of Attorney shall be in such form

and shall contain such terms and conditions as such

attorneys-in-fact may approve in their discretion.

       The undersigned hereby grants to each such

attorney-in-fact full power and authority to do and

perform any and every act and thing whatsoever requisite,

necessary, or proper to be done in the exercise of any of

the rights and powers herein granted, hereby ratifying

and confirming all that such attorneys-in-fact shall

lawfully do or cause or have caused to be done by virtue

of this Limited Power of Attorney and the rights and

powers herein granted. The undersigned acknowledges that

the foregoing attorneys-in-fact, in serving in such

capacity at the request of the undersigned, are not

assuming any of the undersigned's responsibilities to

comply with Section 13 or Section 16 of the Exchange Act

or Rule 144 of the Securities Act.

       This Limited Power of Attorney expressly revokes

the undersigned's prior Limited Power of Attorney, dated

August 25, 2014, in respect of the subject matter hereof,

and shall be effective from the date hereof and continue

in full force and effect until the undersigned is no

longer required to file Schedules 13D and 13G, and Forms

3, 4, 5 and 144 with respect to the securities owned by

the undersigned, unless earlier revoked in writing by the

undersigned.

                 [Signature page to follow]


       IN WITNESS WHEREOF, the undersigned has executed

this Limited Power of Attorney to be executed as of the

21st day of October, 2015.


/s/ James C. Furnivall
James C. Furnivall


STATE OF CONNECTICUT) ss.:
COUNTY OF FAIRFIELD)

On the 21st day of October, in the year 2015, before me,

the undersigned, a Notary Public in and for said state,

personally appeared James C. Furnivall, personally known

to me or proved to me on the basis of satisfactory

evidence to be the person whose name is subscribed to the

within instrument and acknowledged to me that he/she

executed the same in his/her capacity, and that by

his/her signature on the instrument, the person or the

entity upon behalf of which the person acted, executed

the instrument.

/s/ Paul Schaffer
Paul Schaffer
Notary Public

My Commission Expires: 5/31/2019